Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 9,723	$ 10,372
Value-added and excise taxes	4,285	4,483
Other taxes	663	727
Material tax net	$ 14,671	$ 15,582